Exhibit 10.21 PPM America, Inc. 225 West Wacker Dr., Suite 1200 Chicago, IL 60606 312-634-2500 October 19, 2020 Craig Smith President, CEO, and CIO Dear Craig, Congratulations on assuming the role of President and CEO, effective January 1, 2021. In recognition of your new role, your base salary will increase to $450,000, your bonus potential will also increase to 525%, your 2021 notional PIA award will increase to $375,000, and your PLTIP award for 2021 will be $1,300,000. This change represents a 27.8% increase in your target total compensation package. Craig, I speak for the entire firm when I say we look forward to having you lead us into PPM’s next chapter! Sincerely, Bob Boles Senior Vice President, Human Resources PPM America, Inc. Cc: Personnel File Accepted: Date: October 20, 2020 A wholly owned subsidiary of Prudential plc Laurence Pountney Hill London EC4R OHH Incorporated in England and Wales Registered number 1397169 Prudential plc is a holding company, some of whose subsidiaries are authorized and regulated, as applicable, by the Prudential Regulation Authority and the Financial Conduct Authority